Filed Pursuant to Rule 497(e)

Registration No. 333-81209

THE GABELLI UTILITIES FUND

(the “Fund”)

Supplement dated April 20, 2022 to the Fund’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 30, 2021, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Reduction in Class I Minimum Investment Amount

Effective April 1, 2022 (the “Effective Date”), Class I Shares of the Fund are available to investors with a minimum initial investment amount of $50,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE